REGISTRATION RIGHTS AGREEMENT



                  REGISTRATION RIGHTS AGREEMENT, dated as of June 8, 1999, between HALLWOOD ENERGY CORPORATION, a Delaware corporation (the "Company"), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (the "Purchaser").


         1. Background. The Company, Hallwood Consolidated Resources Corporation ("HCRC") and the Purchaser have entered into that certain Amended and Restated Subordinated Note and Warrant Purchase Agreement (the "Purchase Agreement"), dated as of the date hereof, pursuant to which the Company has agreed, among other things, to issue and sell its Common Stock Purchase Warrants (the "Warrants"), evidencing rights to purchase an aggregate of 309,278 shares (subject to adjustment as provided therein) of the Company's common stock, par value $0.01 per share (the "Common Stock"), in exchange for, among other things, the delivery by the Purchaser, for cancellation, of common stock purchase warrants evidencing rights of the Purchaser to purchase shares of the common stock, par value $0.01 per share, of HCRC. This agreement shall become effective upon the issuance of the Warrants.

         2.       Registration under Securities Act, etc.

                  2.1      Registration on Request.

                  (a) Request by Holders of Warrants or Registrable Securities. At any time after the date hereof any holder or holders of Warrants or Registrable Securities may request in writing that the Company effect the registration under the Securities Act of all or part of such holders' Registrable Securities. Such request shall specify the number of shares of Registrable Securities proposed to be sold by such holder or holders and the intended method of disposition thereof. Promptly after receiving such request, the Company will give written notice of such requested registration to all other holders of Warrants or Registrable Securities and thereupon the Company will use its best efforts to effect the registration under the Securities Act of:

                           (i)the Registrable Securities which the Company has been so requested to register by such holders, and

                           (ii) all other Registrable Securities which the Company has been requested to register by such other holders of Warrants or Registrable Securities by written request given to the Company within 30 days after the giving of such written notice by the Company (which request shall specify the number of shares of Registrable Securities proposed to be



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         sold by such holder or holders and the intended  method of  disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered.

                  (b) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to this Section 2.1 in connection with an underwritten offering by one or more holders of Registrable Securities, no securities other than Registrable Securities shall be included among the securities covered by such registration unless (a) the managing underwriter of such offering shall have advised each holder of Registrable Securities to be covered by such registration (and each holder of Warrants therefor) in writing that the inclusion of such other securities would not adversely affect such offering or (b) the holders of all Registrable Securities to be covered by such registration (and the holders of all Warrants therefor) shall have consented in writing to the inclusion of such other securities.

                  (c)  Registration  Statement  Form.  Registrations  under this
Section 2.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and as shall be reasonably acceptable to the Requisite Holders and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration. The Company agrees to include in any such registration statement all information which holders of Registrable Securities being registered (or holders of Warrants therefor) shall reasonably request.

                  (d) Expenses. The Company will pay all Registration Expenses in connection with any registration requested pursuant to this Section 2.1 if such registration has been requested in relation to at least 66 2/3% (by number of shares) of Registrable Securities; provided, however, that the Company shall in all events and at all times be responsible for the fees and disbursements of counsel for the Requisite Holders in connection with the rendering of opinions requested by the Company or any underwriter. The Registration Expenses (and underwriting discounts and commissions and transfer taxes, if any) in connection with each other registration requested under this Section 2.1 shall be allocated on a pro rata basis among all Persons on whose behalf securities of the Company are included in such registration, in accordance with the amount of the securities then being registered on behalf of each such Person.

                  (e) Effective Registration Statement. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after it has become effective, such effectiveness has been suspended for one or more periods that equal or exceed ten (10) Business Days in the aggregate by the issuance of any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied.




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                  (f)  Selection of  Underwriters.  If a requested  registration pursuant to this Section 2.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company and shall be reasonably satisfactory to the Requisite Holders.

                  (g) Priority in Requested Registrations. If a requested registration pursuant to this Section 2.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Warrants or Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Requisite Holders, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering Registrable Securities requested to be included in such registration, pro rata among the holders of Registrable Securities (or Warrants therefor) requesting such registration on the basis of the percentage of such Registrable Securities held by or issuable to such holders. In connection with any registration as to which the provisions of this subdivision
(g) apply, no securities other than Registrable Securities shall be covered by such registrations.

                  The holders of Warrants or Registrable Securities shall be entitled to no more than two requested registrations pursuant to this Section 2.1.

                  2.2      Incidental Registration.

                  (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar form and other than pursuant to Section 2.1), whether or not for sale for its own account, it will each such time give prompt written notice to all holders of Warrants or Registrable Securities of its intention to do so and of such holders' rights under this Section 2.2. Upon the written request of any such holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Warrants or Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Warrants or Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 2.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section
2.2 shall be deemed to



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have been  effected  pursuant to Section 2.1 or shall relieve the Company of its obligation to effect any registration upon request under Section 2.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2.

                  (b) Priority in Incidental Registrations. If (i) a registration pursuant to this Section 2.2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and (ii) the managing underwriter of such underwritten offering shall inform by letter the Company and the holders of Warrants or Registrable Securities requesting such registration of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company may include all securities proposed by the Company to be sold for its own account and may decrease the number of Registrable Securities and other securities of the Company so proposed to be sold and so requested to be included in such registration (pro rata among the holders thereof on the basis of the number of such Registrable Securities and other securities held by such holders and requested to be included therein) to the extent necessary to reduce the number of securities to be included in the registration to the level recommended by the managing underwriter.

                  2.3 Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, the Company will as expeditiously as possible:

                  (i) prepare and (as soon thereafter as possible or in any event no later than 90 days after the end of the period within which requests for registration may be given to the Company) file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective, provided that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.2(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (which period shall not exceed 270 days from the date the registration statement is declared effective unless the effectiveness thereof is suspended for any reason);

                  (iii) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such



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         amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

                  (iv) use its best efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities covered by the registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, to subject itself to taxation in any jurisdiction or to consent to general service of process in any such jurisdiction where it is not then so subject;

                  (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                  (vi) furnish to each seller of Registrable Securities and each Requesting Holder a signed counterpart, addressed to such seller and such Requesting Holder (and underwriters, if any) of:

                  (x) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller and such Requesting Holder, and

                  (y) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial



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         matters,  and,  in the case of the  legal  opinion,  such  other  legal matters, as such seller or such Requesting Holder, if any, may reasonably request;

                  (vii) notify each seller of Registrable Securities covered by such registration statement and each Requesting Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller or Requesting Holder promptly prepare and furnish to such seller or Requesting Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the end of the fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to each such seller at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                  (ix) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                  (x) use its best efforts to cause all Registrable Securities covered by such registration statement to be listed on any securities exchange on which any of the Registrable Securities are then listed or to be quoted by the Nasdaq National Market (or any successor thereto or any comparable system) on which any of the Registrable Securities are then quoted; and

                  (xi) enter into such agreements and take such other actions as the Requisite Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.




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The Company may require each seller of  Registrable  Securities  as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

         Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in the subdivision (vii) of this
Section 2.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this
Section 2.3 or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and, if so directed by the Company, such holders will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holders' possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice to suspend the offering and disposition of the Registrable Securities (including, without limitation, pursuant to the next paragraph hereof), the time periods regarding the maintenance of the applicable registration statement shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to subdivision (vii) of this Section 2.3 and including the date when such holders shall have received the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this Section 2.3 or the Advice.

         Notwithstanding the foregoing, (a) the Company may delay the filing of any registration statement, any amendment thereof or any supplement to the related prospectus, and may withhold efforts to cause any registration statement to become effective, and (b) in the case of an effective registration statement, upon the written request of the Company the holders of Registrable Securities participating in such registration shall refrain from selling any shares pursuant to such registration statement, if (i) the Company determines in good faith that such registration or sale would (A) materially interfere with or adversely affect in any material respect the negotiation or completion of any material transaction that is being contemplated by the Company at the time the right to delay is exercised or a request is made or (B) involve initial or continuing disclosure obligations not otherwise required by law or the rules and regulations of the Commission, which disclosure would have a material adverse effect on the Company or (ii) in the written opinion of a nationally recognized investment bank, that the Company is unable to consummate an underwritten offering due to then currently prevailing market conditions; provided however, that the duration of any such delay or period in which shares of Registrable Securities may not be sold pursuant to an effective registration statement shall not exceed a period of 90 days.

         2.4      Underwritten Offerings.

                  (a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under Section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to each holder of such Registrable



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Securities  (or  Warrants  therefor)  and the  underwriters  and to contain such representations and warranties by the Company and such other terms as are generally customary in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.7. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

                  (b) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Warrants or Registrable Securities as provided in Section 2.2 and subject to the provisions of Section 2.2(b), arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

                  2.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement (or the holders of Warrants therefor), their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; provided, however, that such holder shall, if requested by the Company, cause its



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counsel and accountants to execute confidentiality  agreements in customary form and such holder shall, consistent with its customary practices, use its best efforts to keep confidential any records, information or documents that are designated by the Company in writing as confidential, except that such records, information and documents may be disclosed by such holder to (i) such holder's directors, officers, employees, agents and professional consultants, (ii) any other holder of any Registrable Security, (iii) any Person to which such holder offers to sell Registrable Securities or any part thereof, (iv) any Person from which such holder offers to purchase any other security of the Company, (v) any federal or state regulatory authority having jurisdiction over such holder, (vi) the National Association of Insurance Commissioners or any similar organization, or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any law, rule, regulation or order applicable to such holder, (b) in response to any subpoena or other legal process or other investigative demand, or (c) in connection with any litigation to which such holder is a party; provided, further that such holder shall cause the agents and professional consultants referred to in clause (i) and the Persons referred to in clauses (iii) and (iv) to enter into confidentiality agreements which shall contain provisions substantially identical to those applicable to such holders under this Section 2.5.

                  2.6 Rights of Requesting Holders. The Company will not file any registration statement under the Securities Act, unless it shall first have given to all holders of Warrants or Registrable Securities at least 30 days prior written notice thereof and, if so requested by the Requisite Holders, shall have consulted with such holders concerning the selection of underwriters, counsel and independent accountants for the Company for such offering and registration. If such holders shall so request within 30 days after such notice, each of them shall be a "Requesting Holder" hereunder and shall have the rights of a Requesting Holder provided in this section 2.6 and in sections 2.3, 2.5 and
2.7. The Company further covenants that a Requesting Holder shall have the right
(a) to participate in the preparation of any such registration or comparable statement and to require the insertion therein of material furnished to the Company in writing, which in such Requesting Holder's judgment, reasonable exercised, should be included, and (b) at the Company's expense, to retain counsel and/or independent public accountants to assist such Requesting Holder in such participation. In addition, if any such registration statement refers to any Requesting Holder by name or otherwise as the holder of any securities of the Company, then such Requesting Holder shall have the right to require (a) the insertion therein of language, in form and substance satisfactory to such Requesting Holder, to the effect that the holding by such Requesting Holder of such securities does not necessarily make such Requesting Holder a "controlling person" of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by such Requesting Holder of the investment quality of the Company's debt or equity securities covered thereby and that such holding does not imply that such Requesting Holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such Requesting Holder by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such Requesting Holder.




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                  2.7      Indemnification.

                  (a) Indemnification by the Company. The Company will, and hereby does, in the case of any registration statement filed pursuant to Section
2.1 or 2.2 indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any other noncompliance or alleged noncompliance with the Securities Act or the applicable underwriting agreement, and the Company will reimburse such seller and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter, in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, underwriter or controlling person and shall survive the transfer of such Registrable Securities by such seller.

                  (b) Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.3, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.7) the Company, each director of the Company, each



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officer of the Company and each other  Person,  if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller.

                  (c)  Notices  of Claims,  etc.  Promptly  after  receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 2.7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

                  (e) Indemnification Payments. The indemnification required by this Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense as and when bills are received or expense, loss, damage or liability is incurred.

                  2.8 Adjustments Affecting Registrable Securities. The Company will not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability



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of the holders of  Registrable  Securities or Warrants  therefor to include such
Registrable Securities in any registration of its securities contemplated by this Section 2 or the marketability of such Registrable Securities under any such registration.

         3. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  Commission: The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                  Common Stock:  As defined in Section 1.

                  Company: As defined in the introductory paragraph of this Agreement.

                  Exchange  Act: The  Securities  Exchange  Act of 1934,  or any
         similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar Federal statute.

                  Person: A corporation, an association, a partnership, a business, a joint venture, a limited liability company, an individual, a governmental or political subdivision thereof or a governmental agency.

                  Purchase Agreement:   As defined in Section 1.

                  Purchaser:   As defined in the introductory paragraph of this
         Agreement.

                  Registrable Securities: (a) Any shares of Common Stock issued or issuable upon exercise of any of the Warrants and (b) any securities issued or issuable with respect to any such Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (d) they shall have ceased to be outstanding.

                  Registration Expenses: All expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, all registration, filing and National



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



         Association  of  Securities  Dealers  fees,  all fees and  expenses  of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the fees and disbursements incurred by the holders of Registrable Securities to be registered and the holders of Warrants therefor (including the fees and disbursements of any counsel and accountants retained by the Requisite Holders), premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

                  Requesting Holder:  As defined in Section 2.6.

                  Requisite Holders: With respect to any registration of Registrable Securities by the Company pursuant to Section 2, any holder or holders of 66 2/3% (by number of shares) of the Registrable Securities to be so registered or of Warrants for such Registrable Securities.

                  Securities Act: The Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal Statute.

         4. Rule 144: If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Warrants or Registrable Securities, make publicly available other information) and will take such further action as any holder of Warrants or Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Warrants or Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.




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



         5. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Requisite Holders. Each holder of any Warrants or Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

         6. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Warrants or Registrable Securities for purposes of any request or other action by any holder or holders of Warrants or Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Warrants or Registrable Securities held by any holder or holders of Warrants or Registrable Securities contemplated by this Agreement. If the beneficial owner of any Warrants or Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Warrants or Registrable Securities.

         7. Notices. All communications provided for hereunder shall be sent by first-class mail and (a) if addressed to a party other than the Company, addressed to such party in the manner set forth in the Purchase Agreement, or at such other address as such party shall have furnished to the Company in writing, or (b) if addressed to the Company, at 4610 South Ulster Street, Suite 200, Denver, Colorado 80237 Attention: Legal Department, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Warrants or Registrable Securities at the time outstanding; provided, however, that any such communication to the Company may also, at the option of any of the parties hereunder, be either delivered to the Company at its address set forth above or to any officer of the Company.

         8. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Warrants or Registrable
Securities, subject to the provisions respecting the minimum numbers or percentages of shares of Warrants or Registrable Securities required in order to be entitled to certain rights, or take certain actions contained herein.

         9. Descriptive Headings. The descriptive headings of the several sections and subdivisions of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

         10. Specific Performance. The parties hereto recognize and agree that money damages may be insufficient to compensate the holders of any Warrants or Registrable Securities for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.



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


         11. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

         12. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.




      [Remainder of Page Intentionally Left Blank; Signature Page Follows]



                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                    HALLWOOD ENERGY CORPORATION


                                   By: /s/ Cathleen M. Osborn
                                   Name:   Cathleen M. Osborn
                                   Title:      Vice President


                                   THE PRUDENTIAL INSURANCE COMPANY
                                   OF AMERICA


                                    By: /s/ Ric Abel
                                    Name:   Ric Abel
                                    Title:     Vice President






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